Exhibit 99(b)

CULP, INC. FINANCIAL INFORMATION RELEASE
CONSOLIDATED STATEMENTS OF NET INCOME
FOR THE THREE MONTHS AND SIX MONTHS ENDED OCTOBER 31, 2010 AND NOVEMBER 1, 2009
(UNAUDITED)
(Amounts in Thousands, Except for Per Share Data)

	THREE MONTHS ENDED

	Amounts			Percent of Sales
	October 31,	November 1,	% Over	October 31,	November 1,
	2010	2009	(Under)	2010	2009

Net sales	$48,879	49,716	(1.7)%	100.0%	100.0%
Cost of sales	41,270	40,582	1.7%	84.4%	81.6%
Gross profit	7,609	9,134	(16.7)%	15.6%	18.4%

Selling, general and
administrative expenses	4,202	5,385	(22.0)%	8.6%	10.8%
Restructuring credit	-	(184)	N.M.	0.0%	(0.4)%
Income from operations	3,407	3,933	(13.4)%	7.0%	7.9%

Interest expense	225	342	(34.2)%	0.5%	0.7%
Interest income	(49)	(16)	206.3%	(0.1)%	(0.0)%
Other expense	30	103	(70.9)%	0.1%	0.2%
Income before income taxes	3,201	3,504	(8.6)%	6.5%	7.0%

Income taxes*	(801)	625	N.M.	(25.0)%	17.8%
Net income	$4,002	2,879	39.0%	8.2%	5.8%

Net income per share-basic	$0.31	$0.23	34.8%
Net income per share-diluted	$0.30	$0.22	36.4%
Average shares outstanding-basic	12,932	12,671	2.1%
Average shares outstanding-diluted	13,167	12,852	2.5%

	SIX MONTHS ENDED

	Amounts			Percent of Sales
	October 31,	November 1,	% Over	October 31,	November 1,
	2010	2009	(Under)	2010	2009

Net sales	$104,791	95,193	10.1%	100.0%	100.0%
Cost of sales	87,473	78,473	11.5%	83.5%	82.4%
Gross profit	17,318	16,720	3.6%	16.5%	17.6%

Selling, general and
administrative expenses	9,416	10,280	(8.4)%	9.0%	10.8%
Restructuring credit	(8)	(343)	N.M.	(0.0)%	(0.4)%
Income from operations	7,910	6,783	16.6%	7.5%	7.1%

Interest expense	435	699	(37.8)%	0.4%	0.7%
Interest income	(87)	(28)	210.7%	(0.1)%	(0.0)%
Other expense	83	617	(86.5)%	0.1%	0.6%
Income before income taxes	7,479	5,495	36.1%	7.1%	5.8%

Income taxes*	(270)	740	N.M.	(3.6)%	13.5%
Net income	$7,749	4,755	63.0%	7.4%	5.0%

Net income per share-basic	$0.60	$0.38	57.9%
Net income per share-diluted	$0.59	$0.37	59.5%
Average shares outstanding-basic	12,901	12,662	1.9%
Average shares outstanding-diluted	13,186	12,804	3.0%

* Percent of sales column for income taxes is calculated as a % of income before income taxes.

CULP, INC. FINANCIAL INFORMATION RELEASE
CONSOLIDATED BALANCE SHEETS
OCTOBER 31, 2010, NOVEMBER 1, 2009 AND MAY 2, 2010
Unaudited
(Amounts in Thousands)

	Amounts		Increase
	October 31,	November 1,	(Decrease)		* May 2,
	2010	2009	Dollars	Percent	2010

Current assets
Cash and cash equivalents	$15,262	19,575	(4,313)	(22.0)%	18,295
Short-term investments	4,035	-	4,035	100.0%	3,023
Accounts receivable	14,810	16,771	(1,961)	(11.7)%	19,822
Inventories	29,435	21,834	7,601	34.8%	26,002
Deferred income taxes	176	58	118	203.4%	150
Assets held for sale	123	160	(37)	(23.1)%	123
Income taxes receivable	477	384	93	24.2%	728
Other current assets	1,234	972	262	27.0%	1,698
Total current assets	65,552	59,754	5,798	9.7%	69,841

Property, plant & equipment, net	31,225	24,795	6,430	25.9%	28,403
Goodwill	11,462	11,462	-	0.0%	11,462
Deferred income taxes	1,391	-	1,391	100.0%	324
Other assets	2,278	2,769	(491)	(17.7)%	2,568

Total assets	$111,908	98,780	13,128	13.3%	112,598

Current liabilities
Current maturities of long-term debt	$2,396	4,863	(2,467)	(50.7)%	196
Current portion of obligation under a capital lease	-	280	(280)	(100.0)%	-
Accounts payable - trade	17,992	16,416	1,576	9.6%	22,278
Accounts payable - capital expenditures	253	377	(124)	(32.9)%	567
Accrued expenses	5,665	6,455	(790)	(12.2)%	9,613
Accrued restructuring	287	345	(58)	(16.8)%	324
Income taxes payable - current	90	329	(239)	(72.6)%	224
Total current liabilities	26,683	29,065	(2,382)	(8.2)%	33,202

Accounts payable - capital expenditures	-	188	(188)	(100.0)%	-
Income taxes payable - long-term	3,890	3,603	287	8.0%	3,876
Deferred income taxes	622	1,078	(456)	(42.3)%	982
Long-term debt , less current maturities	9,209	11,568	(2,359)	(20.4)%	11,491

Total liabilities	40,404	45,502	(5,098)	(11.2)%	49,551

Shareholders' equity	71,504	53,278	18,226	34.2%	63,047

Total liabilities and
shareholders' equity	$111,908	98,780	13,128	13.3%	112,598

Shares outstanding	13,199	12,888	311	2.4%	13,052

* Derived from audited financial statements.

CULP, INC. FINANCIAL INFORMATION RELEASE
CONSOLIDATED STATEMENTS OF CASH FLOWS
FOR THE SIX MONTHS ENDED OCTOBER 31, 2010 AND NOVEMBER 1, 2009
Unaudited
(Amounts in Thousands)

		SIX MONTHS ENDED

		Amounts
		October 31,	November 1,
		2010	2009

Cash flows from operating activities:
Net income		$7,749	4,755
Adjustments to reconcile net income to net cash
provided by operating activities:
Depreciation		2,097	2,052
Amortization of other assets		258	286
Stock-based compensation		204	440
Deferred income taxes		(1,183)	8
Restructuring expenses, net of gain on sale of related assets		-	(113)
Loss on impairment of equipment		4	60
Excess tax benefits related to stock-based compensation		(270)	-
Foreign currency exchange losses		60	554
Changes in assets and liabilities
Accounts receivable		5,110	1,356
Inventories		(3,363)	2,147
Other current assets		477	286
Other assets		(45)	(31)
Accounts payable		(4,493)	(671)
Accrued expenses		(4,112)	(126)
Accrued restructuring		(37)	(508)
Income taxes		121	181
Net cash provided by operating activities		2,577	10,676

Cash flows from investing activities:
Capital expenditures		(5,076)	(1,976)
Purchase of short-term investments		(1,012)	-
Proceeds from the sale of equipment		27	285
Net cash used in investing activities		(6,061)	(1,691)

Cash flows from financing activities:
Payments on vendor-financed capital expenditures		(188)	(797)
Payments on capital lease obligation		-	(346)
Payments on long-term debt		(80)	-
Debt issuance costs		(27)	(15)
Excess tax benefits related to stock-based compensation		270	-
Proceeds from common stock issued		511	45
Net cash provided by (used in) financing activities		486	(1,113)

Effect of exchange rate changes on cash and cash equivalents		(35)	(94)

(Decrease) increase in cash and cash equivalents		(3,033)	7,778

Cash and cash equivalents at beginning of period		18,295	11,797

Cash and cash equivalents at end of period		$15,262	19,575

Free Cash Flow (1)		$(2,425)	7,748

(1) Free Cash Flow reconciliation is as follows:		2nd Qtr	2nd Qtr
		FY 2011	FY 2010
A)	Net cash provided by operating activities	$2,577	10,676
B)	Minus: Capital Expenditures	(5,076)	(1,976)
C)	Add: Proceeds from the sale of buildings and equipment	27	285
D)	Minus: Payments on vendor-financed capital expenditures	(188)	(797)
E)	Minus: Payments on capital lease obligation	-	(346)
F)	Add: Excess tax benefits related to stock-based compensation	270	-
G)	Effects of exchange rate changes on cash and cash equivalents	(35)	(94)
		$(2,425)	7,748

CULP, INC. FINANCIAL INFORMATION RELEASE
STATEMENTS OF OPERATIONS BY SEGMENT
FOR THE THREE MONTHS ENDED OCTOBER 31, 2010 AND NOVEMBER 1, 2009
(Unaudited)

(Amounts in thousands)

	THREE MONTHS ENDED

	Amounts				Percent of Total Sales
	October 31,	November 1,		% Over	October 31,	November 1,
Net Sales by Segment	2010	2009		(Under)	2010	2009

Mattress Fabrics	$28,335	28,202		0.5%	58.0%	56.7%
Upholstery Fabrics	20,544	21,514		(4.5)%	42.0%	43.3%

Net Sales	$48,879	49,716		(1.7)%	100.0%	100.0%

Gross Profit by Segment					Gross Profit Margin

Mattress Fabrics	$5,030	5,896		(14.7)%	17.8%	20.9%
Upholstery Fabrics	2,579	3,281		(21.4)%	12.6%	15.3%
Subtotal	7,609	9,177		(17.1)%	15.6%	18.5%

Restructuring related charges	-	(43)	(1)	(100.0)%	0.0%	(0.1)%

Gross Profit	$7,609	9,134		(16.7)%	15.6%	18.4%

Selling, General and Administrative expenses by Segment					Percent of Sales

Mattress Fabrics	$1,704	1,856		(8.2)%	6.0%	6.6%
Upholstery Fabrics	1,777	2,183		(18.6)%	8.6%	10.1%
Unallocated Corporate expenses	721	1,346		(46.4)%	1.5%	2.7%
Selling, General and Administrative expenses	4,202	5,385		(22.0)%	8.6%	10.8%

Operating Income (loss) by Segment					Operating Income (Loss) Margin

Mattress Fabrics	$3,326	4,041		(17.7)%	11.7%	14.3%
Upholstery Fabrics	802	1,097		(26.9)%	3.9%	5.1%
Unallocated corporate expenses	(721)	(1,346)		(46.4)%	(1.5)%	(2.7)%
Subtotal	3,407	3,792		(10.2)%	7.0%	7.6%

Restructuring and related credit	-	141	(2)	(100.0)%	0.0%	0.3%

Operating income	$3,407	3,933		(13.4)%	7.0%	7.9%

Depreciation by Segment

Mattress Fabrics	$944	880		7.3%
Upholstery Fabrics	139	240		(42.1)%
Subtotal	1,083	1,120		(3.3)%

Notes:

(1) The $43 restructuring related charge represents other operating costs associated with a closed plant facility.

(2) The $141 restructuring and related credit represents a credit of $200 for employee termination benefits, offset by a charge of $43 for other operating costs associated with a closed plant facility, and a charge of $16 for lease termination and other exit costs. Of this total credit, a credit of $184 was recorded in restructuring credit and a charge of $43 was recorded in cost of sales.

CULP, INC. FINANCIAL INFORMATION RELEASE
STATEMENTS OF OPERATIONS BY SEGMENT
FOR THE SIX MONTHS ENDED OCTOBER 31, 2010 AND NOVEMBER 1, 2009
(Unaudited)

(Amounts in thousands)

	SIX MONTHS ENDED

	Amounts					Percent of Total Sales
	October 31,		November 1,		% Over	October 31,	November 1,
Net Sales by Segment	2010		2009		(Under)	2010	2009

Mattress Fabrics	$59,253		54,476		8.8%	56.5%	57.2%
Upholstery Fabrics	45,538		40,717		11.8%	43.5%	42.8%

Net Sales	$104,791		95,193		10.1%	100.0%	100.0%

Gross Profit by Segment						Gross Profit Margin

Mattress Fabrics	$11,020		10,658		3.4%	18.6%	19.6%
Upholstery Fabrics	6,298		6,076		3.7%	13.8%	14.9%
Subtotal	17,318		16,734		3.5%	16.5%	17.6%

Restructuring related charges	-		(14)	(2)	(100.0)%	0.0%	(0.0)%

Gross Profit	$17,318		16,720		3.6%	16.5%	17.6%

Selling, General and Administrative expenses by Segment						Percent of Sales

Mattress Fabrics	$3,701		3,665		1.0%	6.2%	6.7%
Upholstery Fabrics	3,878		4,216		(8.0)%	8.5%	10.4%
Unallocated Corporate expenses	1,837		2,399		(23.4)%	1.8%	2.5%
Subtotal	9,416		10,280		(8.4)%	9.0%	10.8%

Operating Income (loss) by Segment						Operating Income (Loss) Margin

Mattress Fabrics	$7,319		6,993		4.7%	12.4%	12.8%
Upholstery Fabrics	2,420		1,860		30.1%	5.3%	4.6%
Unallocated corporate expenses	(1,837)		(2,399)		(23.4)%	(1.8)%	(2.5)%
Subtotal	7,902		6,454		22.4%	7.5%	6.8%

Restructuring and related credit	8	(1)	329	(3)	97.6%	0.0%	0.3%

Operating income	$7,910		6,783		16.6%	7.5%	7.1%

Return on Capital (4)

Mattress Fabrics	28.5%		29.8%
Upholstery Fabrics	39.1%		38.9%
Unallocated Corporate	N/A		N/A
Consolidated	25.2%		23.2%

Capital Employed (4)

Mattress Fabrics	51,357		46,983		9.3%
Upholstery Fabrics	12,384		9,558		29.6%
Unallocated Corporate	(1,021)		(966)		N/A
Consolidated	62,720		55,575		12.9%

Depreciation by Segment

Mattress Fabrics	$1,822		1,779		2.4%
Upholstery Fabrics	275		273		0.7%
Subtotal	2,097		2,052		2.2%

Notes:

(1) The $8 restructuring credit primarily represents a credit of $15 for employee termination benefits and a charge of $7 for lease termination and other exit costs.

(2) The $14 restructuring related charge represents a charge of $64 for other operating costs associated with a closed plant facility offset by a credit of $50 for the sale of inventory previously reserved for.

(3) The $329 restructuring and related credit represents a credit of $169 for employee termination benefits, a credit of $113 for sales proceeds received on equipment with no carrying value, a credit of $61 for lease termination and other exit costs, a credit of $50 for the sale of inventory previously reserved for, offset by a charge of $64 for other operating costs associated with a closed plant facility.

(4) See pages 6 and 7 of this financial information release for calculations.

	CULP, INC. FINANCIAL INFORMATION RELEASE
	RETURN ON CAPITAL EMPLOYED BY SEGMENT
	FOR THE SIX MONTHS ENDED OCTOBER 31, 2010
	(UNAUDITED)

	Operating Income
	Six Months	Average	Return on
	Ended	Capital	Avg. Capital
	October 31, 2010 (1)	Employed (3)	Employed (2)

Mattress Fabrics	$7,319	$51,357	28.5%
Upholstery Fabrics	2,420	12,384	39.1%
(less: Unallocated Corporate)	(1,837)	(1,021)	N/A
Total	$7,902	$62,720	25.2%

Average Capital Employed	As of the three Months Ended October 31, 2010				As of the three Months Ended August 1, 2010				As of the three Months Ended May 2, 2010
	Mattress	Upholstery	Unallocated		Mattress	Upholstery	Unallocated		Mattress	Upholstery	Unallocated
	Fabrics	Fabrics	Corporate	Total	Fabrics	Fabrics	Corporate	Total	Fabrics	Fabrics	Corporate	Total

Total assets	65,485	22,277	24,146	111,908	66,919	24,415	21,763	113,097	61,922	25,420	25,256	112,598
Total liabilities	(10,634)	(10,275)	(19,495)	(40,404)	(14,902)	(11,126)	(19,943)	(45,971)	(14,720)	(13,559)	(21,272)	(49,551)

Subtotal	$54,851	$12,002	$4,651	$71,504	$52,017	$13,289	$1,820	$67,126	$47,202	$11,861	$3,984	$63,047
Less:
Cash and cash equivalents	-	-	(15,262)	(15,262)	-	-	(14,045)	(14,045)	-	-	(18,295)	(18,295)
Short-term investments	-	-	(4,035)	(4,035)	-	-	(4,009)	(4,009)			(3,023)	(3,023)
Deferred income taxes - current	-	-	(176)	(176)	-	-	(138)	(138)	-	-	(150)	(150)
Income taxes receivable	-	-	(477)	(477)	-	-	(568)	(568)	-	-	(728)	(728)
Deferred income taxes - non-current	-	-	(1,391)	(1,391)	-	-	(245)	(245)	-	-	(324)	(324)
Current maturities of long-term debt	-	-	2,396	2,396	-	-	194	194	-	-	196	196
Income taxes payable - current	-	-	90	90	-	-	182	182	-	-	224	224
Income taxes payable - long-term	-	-	3,890	3,890	-	-	3,877	3,877	-	-	3,876	3,876
Deferred income taxes - non-current	-	-	622	622	-	-	666	666	-	-	982	982
Long-term debt, less current maturities	-	-	9,209	9,209	-	-	11,453	11,453	-	-	11,491	11,491

Total Capital Employed	$54,851	$12,002	$(483)	$66,370	$52,017	$13,289	$(813)	$64,493	$47,202	$11,861	$(1,767)	$57,296

	Mattress	Upholstery	Unallocated
	Fabrics	Fabrics	Corporate	Total

Average Capital Employed (3)	$51,357	$12,384	$(1,021)	$62,720

Notes:
(1) Operating income excludes restructuring and related charges--see reconciliation per page 5 of this financial information release.

(2) Return on average capital employed represents operating income for the 6 month period ending October 31, 2010 times 2 to arrive at an annualized value then divided by average capital employed. Average capital employed does not include cash and cash equivalents, short-term investments, long-term debt, including current maturities, current and noncurrent deferred tax assets and liabilities, current and long-term income taxes payable, and income taxes receivable.

(3) Average capital employed computed using the three periods ending May 2,2010, August 1,2010, October 31, 2010.

	CULP, INC. FINANCIAL INFORMATION RELEASE
	RETURN ON CAPITAL EMPLOYED BY SEGMENT
	FOR THE SIX MONTHS ENDED NOVEMBER 1, 2009
	(UNAUDITED)

	Operating Income
	Six Months	Average	Return on
	Ended	Capital	Avg. Capital
	November 1, 2009 (1)	Employed (3)	Employed (2)

Mattress Fabrics	$6,993	$46,983	29.8%
Upholstery Fabrics	1,860	9,558	38.9%
(less: Unallocated Corporate)	(2,399)	(966)	N/A
Total	$6,454	$55,575	23.2%

Average Capital Employed	As of the three Months Ended November 1, 2009				As of the three Months Ended August 2, 2009				As of the three Months Ended May 3, 2009
	Mattress	Upholstery	Unallocated		Mattress	Upholstery	Unallocated		Mattress	Upholstery	Unallocated
	Fabrics	Fabrics	Corporate	Total	Fabrics	Fabrics	Corporate	Total	Fabrics	Fabrics	Corporate	Total

Total assets	56,686	19,598	22,496	98,780	57,772	16,128	18,511	92,411	58,626	22,078	14,590	95,294
Total liabilities	(10,625)	(10,461)	(24,416)	(45,502)	(10,138)	(7,670)	(24,427)	(42,235)	(11,372)	(10,999)	(24,892)	(47,263)

Subtotal	$46,061	$9,137	$(1,920)	$53,278	$47,634	$8,458	$(5,916)	$50,176	$47,254	$11,079	$(10,302)	$48,031
Less:
Cash and cash equivalents	-	-	(19,575)	(19,575)	-	-	(15,481)	(15,481)	-	-	(11,797)	(11,797)
Deferred income taxes - current	-	-	(58)	(58)	-	-	(52)	(52)	-	-	(54)	(54)
Income taxes receivable	-	-	(384)	(384)	-	-	(396)	(396)	-	-	(210)	(210)
Current maturities of long-term debt	-	-	4,863	4,863	-	-	4,817	4,817	-	-	4,764	4,764
Income taxes payable - current	-	-	329	329	-	-	72	72	-	-	83	83
Income taxes payable - long-term	-	-	3,603	3,603	-	-	3,538	3,538	-	-	3,264	3,264
Deferred income taxes - non-current	-	-	1,078	1,078	-	-	1,072	1,072	-	-	974	974
Long-term debt, less current maturities	-	-	11,568	11,568	-	-	11,618	11,618	-	-	11,604	11,604

Total Capital Employed	$46,061	$9,137	$(496)	$54,702	$47,634	$8,458	$(728)	$55,364	$47,254	$11,079	$(1,674)	$56,659

	Mattress	Upholstery	Unallocated
	Fabrics	Fabrics	Corporate	Total

Average Capital Employed (3)	$46,983	$9,558	$(966)	$55,575

Notes:
(1) Operating income excludes restructuring and related credits--see reconciliation per page 5 of this financial information release.

(2) Return on average capital employed represents operating income for the 6 month period ending November 1, 2009 times 2 to arrive at an annualized value then divided by average capital employed. Average capital employed does not include cash and cash equivalents, long-term debt, including current maturities, current and noncurrent deferred tax assets and liabilities, current and long-term income taxes payable, and income taxes receivable.

(3) Average capital employed computed using the three periods ending May 3,2009, August 2,2009, and November 1, 2009.